Registration No. 33-16812

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

                         Pre-Effective Amendment No. ___                  [_]

                         Post-Effective Amendment No. 11                  [X]
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                                Amendment No. 13                          [X]
                        (Check appropriate box or boxes.)



                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.
               (Exact name of Registrant as Specified in Charter)

           120 South Riverside Plaza
                  Suite 1745
               Chicago, Illinois                          60606
        (Address of Principal Executive                (Zip Code)
                   Offices)

                                 (312) 669-1650
              (Registrant's Telephone Number, including Area Code)

                                Gerald W. Perritt
                            120 South Riverside Plaza
                                   Suite 1745
                            Chicago, Illinois  60606
                     (Name and Address of Agent for Service)
                         ______________________________
                                    Copy to:
                               Phillip J. Hanrahan
                                 Foley & Lardner
                            777 East Wisconsin Avenue
                           Milwaukee, Wisconsin  53202



    It is proposed that this filing will become effective (check appropriate box):

     ___   immediately upon filing pursuant to paragraph (b) of Rule 485
     _X_   on February 27, 1998 pursuant to paragraph (b) of Rule 485
     ___   60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ___   on (date) pursuant to paragraph (a)(1) of Rule 485
     ___   75 days after filing pursuant to paragraph (a)(2) of Rule 485
     ___   on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box: [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                             CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                       Caption or Subheading in Prospectus
         Item No. on Form N-1A        or Statement of Additional Information

    PART A - INFORMATION REQUIRED IN PROSPECTUS

    1.   Cover Page                  Cover Page


    2.   Synopsis                    *

    3.   Condensed Financial         Financial Highlights
         Information

    4.   General Description of      The Fund; Investment Objective and
         Registrant                  Policies Caption or Subheading in
         Item No. on Form N-1A        Prospectus or Statement of Additional
                                      Information

    5.   Management of the Fund      Management of the Fund; Selected Per
                                     Share Data and Ratios; Capital Stock

    5A.  Management's Discussion of  Included in Annual Report to
         Fund Performance            Shareholders

    6.   Capital Stock and Other     Distributions and Taxes; Capital Stock
         Securities

    7.   Purchase of Securities      Determination of Net Asset Value; How
         Being Offered               to Purchase Shares; Shareholder Plans

    8.   Redemption or Repurchase    How to Redeem Shares

    9.   Legal proceedings           *

    PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

    10.  Cover Page                  Cover Page

    11.  Table of Contents           Table of Contents

    12.  General Information and     **
         History

    13.  Investment Objectives and   Investment Objective; Investment
         Policies                    Considerations; Investment
                                     Restrictions; Investment Techniques

    14.  Management of the           Directors and Officers; Management of
         Registrant                  the Fund (in the Prospectus);
                                     Investment Adviser

    15.  Control Persons and         Principal Shareholders
         Principal Holders of
         Securities

    16.  Investment Advisory and     Investment Adviser; Management of the
         Other Services              Fund (in Prospectus)

    17.  Brokerage Allocation        Allocation of Portfolio Brokerage

    18.  Capital Stock and Other     Included in Prospectus under "Capital
         Securities                  Stock" Caption or Subheading in Prospectus
         Item No. on Form N-1A        or Statement of Additional Information

    19.  Purchase, Redemption and    Included in Prospectus under
         Pricing of Securities       "Determination of Net Asset Value";
         Being Offered               "Shareholder Plans"; "How to Redeem
                                     Shares" and under "Retirement Plans",
                                     "Other Shareholder Plans" and
                                     "Determination of Net Asset Value" in
                                     the Statement of Additional
                                     Information

    20.  Tax Status                  Included in Prospectus under
                                     "Distributions and Taxes" and under
                                     "Taxes" in the Statement of Additional
                                     Information

    21.  Underwriters                *

    22.  Calculations of             Performance Information
         Performance Data

    23.  Financial Statements        Financial Statements
   _______________
    *   Answer negative or not applicable.
   **   Complete answer to Item is included in the Prospectus.

   ----------------------------------------------------------
                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.
   ----------------------------------------------------------


             A no-load mutual fund that invests in stocks of rapidly growing companies that at the time of purchase have equity market values below $300 million.

            No Sales Charges


              No Redemption Charges


                No 12b-1 Fees


                  Minimum Initial Investment $1,000


                    IRA Minimum Initial Investment $250


                      Dividend Reinvestment Plan


                        Systematic Withdrawal Plan


                          Automatic Investment Plan


                            Retirement Plans Including:


                              - IRA       - SIMPLE IRA


                                -SEP/IRA       -Roth IRA

                                   - Education IRA   - 401(k)

           The Fund can also be purchased at the following brokerage firms: Jack White & Company, Charles
           Schwab & Company and Waterhouse Securities.

                          -----------------
                             PROSPECTUS
                          -----------------
                          February 28, 1998

                   PERRITT MICROCAP OPPORTUNITIES FUND, INC.

                             PROSPECTUS
                             ----------


                       120 S. Riverside Plaza
                           Suite 1745
                        Chicago, Illinois 60606
                       Telephone: (312) 669-1650
                        Toll-Free (800) 332-3133

        Perritt MicroCap Opportunities Fund, Inc. (the "Fund") is an open-end diversified management investment company. The Fund's objective is long-term capital appreciation, which it seeks by investing primarily in a diversified portfolio of common stocks of small companies that management believes have growth potential.

        In view of the Fund's investment objective and strategy, the Fund must be considered speculative and therefore subject to above-average risk. Because the Fund is intended to be an investment vehicle for that part of an investor's capital that can be exposed to above-average risk in return for the potential for greater returns, an investment in this Fund may not be appropriate for all investors and, by itself, should not be considered a long-term investment program.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated February 28, 1998, which is incorporated into this prospectus by reference. A copy of the Statement of Additional Information will be provided upon request by the Fund without charge to each person to whom a prospectus is delivered. Write to the Fund at 120 S. Riverside Plaza, Suite 1745, Chicago, Illinois 60606, or call, toll-free, 1-800-332-3133 or 1-312-669-1650. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this prospectus and other information about the Fund and other companies that file electronically with the Commission.

   INVESTORS ARE ADVISED TO READ AND RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

           The date of this prospectus is February 28, 1998.


                           TABLE OF CONTENTS

                                                            page
   Fund Expenses...........................................  1
   The Fund................................................  2
   Financial Highlights....................................  3
   Investment Objective, Policies, and Risk Factors........  5
   Investment Restrictions.................................  6
   Management of the Fund..................................  7
   Determination of Net Asset Value........................  8
   How to Purchase Shares..................................  9
   How to Redeem Shares.................................... 11
   Shareholder Plans....................................... 13
   Distributions and Taxes................................. 15
   Capital Stock........................................... 16
   Shareholder Reports and Meetings........................ 16
   Performance Information................................. 17


        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated February 28, 1998, and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt MicroCap Opportunities Fund, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not be lawfully made.


                             FUND EXPENSES

        The following information is provided in order to assist you in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. There are certain charges associated with retirement accounts and with certain services offered by the Fund. See "SHAREHOLDER PLANS." Purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services. The Annual Fund Operating Expenses are actual expenses incurred during the fiscal year ended October 31, 1997. The Adviser will waive its management fee (0.7%) to the extent that the Fund's total operating expenses exceed 2.0% of the average net assets. See "MANAGEMENT OF THE FUND." The example below is based on the Annual Fund Operating Expenses set forth in the accompanying table.


   Shareholder Transaction Expenses:
       Maximum Sales Load Imposed on Purchases
         or Reinvested Dividends............................None
       Deferred Sales Load..................................None
   Redemption Fee...........................................None
   Exchange Fee.............................................None

   Annual Fund Operating Expenses:
       Management Fee.......................................0.70%
       12b-1 Fees...........................................None
       Other Expenses.......................................0.82%
   Total Fund Operating Expenses............................1.52%

   Example:   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                1 Year     3 years     5 years    10 years
                ------     -------     -------    --------
                 $15         $47        $81        $178

   The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                            THE FUND

        Perritt MicroCap Opportunities Fund, Inc. (the "Fund") is a no-load, open-end diversified management investment company commonly called a "mutual fund." As a no-load fund, the Fund does not impose sales charges, redemption fees, or 12b-1 charges. The Fund was organized as a Maryland corporation on August 24, 1987. On February 2, 1998, the Fund's corporate name was changed from Perritt Capital Growth Fund, Inc. to Perritt MicroCap Opportunities Fund, Inc.

                     FINANCIAL HIGHLIGHTS

        The following Financial Highlights and Capital Changes have been audited by independent accountants, whose report thereon appears in the Fund's Annual Report. The Financial Highlights should be read in conjunction with the financial statements and related notes which are included in the Fund's Annual Report. The Fund's audited financial statements, notes thereto and auditor's report thereon contained in the Fund's Annual Report are incorporated by reference into the Statement of Additional Information. Additional information about the Fund's performance is also contained in the Annual Report, a copy of which may be obtained from the Fund without charge.


   SELECTED PER-SHARE DATA


                                                                    Years ended October 31
                                                  1997        1996        1995         1994          1993
   Net asset value,
   beginning of period . . . . . . .            $14.33       $14.17      $11.89       $12.54        $11.43
                                                ------      -------     -------       ------       -------
   Income from Investment Operations
      Net investment income
        (loss) . . . . . . . . . . .             (0.05)      (0.16)       (0.13)       (0.13)        (0.14)
      Net realized and unrealized
        gain (loss) on
        investments  . . . . . . . .              4.78        2.42         3.01         0.02          1.61
                                                ------      -------     -------       ------       -------
      Total from Investment
        Operations . . . . . . . . .              4.73        2.26         2.88        (0.11)         1.47
                                                ------      -------      ------       ------       -------
   Less Distributions
      From net investment income . .             (0.04)      (0.90)          --           --         (0.08)
      From net realized gain . . . .             (1.27       (1.20)       (0.60)       (0.54)        (0.28)
                                                ------      ------       -------      -------       -------
   Total Distributions . . . . . . .             (1.31       (2.10)       (0.60)       (0.54)        (0.36)
                                                ------      ------       -------      -------       -------
   Net asset value, end of period  .            $17.75      $14.33       $14.17       $11.89        $12.54
                                                ======      ======       =======      =======       =======
   Total Return  . . . . . . . . . .             35.95%      18.56%       25.60%       (1.05%)       12.97%

   Ratios and Supplemental Data

   Net assets, end of period
     (in thousands)  . . . . . . . .           $24,831      $8,130       $6,729       $6,279        $7,208

   Ratio of expenses to
     average net assets  . . . . . .            1.52%          1.92%       2.07%       2.00%         1.96%
   Ratio of net investment income
     to average net assets . . . . .            (0.6%)         (1.2%)      (1.0%)      (1.0%)        (1.1%)
   Portfolio turnover rate . . . .              83.1%          58.0%       67.4%       39.2%         34.6%
   Average commission rate per
     equity stock trade**  . . . . .         $0.0270        $0.0363

   ** Disclosure required for fiscal years beginning after September 1, 1995



   SELECTED PER-SHARE DATA
                                                                                              For the Period
                                                                                               period April
                                                      For the Years Ended                      11, 1988 to
                                                          October 31                            October 31,
                                                 1992          1991        1990         1989        1988
   Net asset value,
     beginning of period . . . . . .            $11.36        $8.17       $10.52      $10.22        $10.00
                                               -------       ------       ------      -------     --------
   Income from Investment Operations
      Net investment income (loss) .              (0.12)       (0.02)       0.09        0.16          0.06
      Net realized and unrealized
        gain (loss) on investments .               0.31         3.27       (2.27)       0.22          0.16
                                               --------      -------      -------     -------      -------
   Total from Investment Operations                0.19         3.25       (2.18)       0.38          0.22
                                               --------      -------      -------     -------      -------
   Less Distributions
        From net investment income .                 --        (0.06)      (0.17)      (0.08)          --
        From net realized gain . . .              (0.12)          --          --          --           --
                                               --------      -------       ------      ------       -------
   Total Distributions . . . . . . .              (0.12)       (0.06)      (0.17)      (0.08)          --
                                               --------      -------       ------      ------       -------
   Net asset value, end of period  .             $11.43       $11.36       $8.17      $10.52        $10.22
                                               ========      ========      ======      ======       =======
   Total Return  . . . . . . . . . .              1.70%       40.06%     (21.07%)      3.75%         2.20%

   Ratios and Supplemental Data

   Net assets, end of period
     (in thousands)  . . . . . . . .            $6,942       $6,183       $4,265      $5,573        $3,020
   Ratio of expenses to
     average net assets  . . . . . .              2.30%        2.50%       2.50%       2.50%        2.70%*
   Ratio of net investment income
     to average net assets . . . . .              (1.1%)       (0.2%)       0.9%        1.8%         1.6%*
   Portfolio turnover rate . . . . .              24.4%        37.4%       23.6%       22.6%          3.5%

   Average commission rate per
     equity stock trade**

   *  Annualized

   ** Disclosure required for fiscal years beginning after September 1, 1995


          INVESTMENT OBJECTIVE, POLICIES, AND RISK FACTORS


        The Fund's investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small companies that management believes have growth potential.
   The Fund will, under normal market conditions, invest at least 80% of its assets in common stocks and other equity-type securities of small equity capitalization firms. Small equity capitalization firms are those firms whose shares are not widely held by institutions and whose equity market value at the time of purchase will generally range from $10 million to $300 million. Other equity-type securities will generally be limited to convertible securities, preferred stocks and warrants to purchase common stock which are believed to offer favorable possibilities of capital appreciation. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not intend to invest in any security which, at the time of purchase, is not readily marketable. The current income return of the Fund will be low because smaller companies frequently need to retain all or most of their profits to finance growth.

        The Fund does not intend to place emphasis on short-term trading profits. However, when circumstances warrant, investment securities may be sold from time to time without regard to the length of time they have been held. The Fund may, for temporary defensive purposes, invest greater than 20% of its assets in high quality money market securities, including
   U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash or cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

        The Fund's investment adviser expects that under normal circumstances its annual portfolio turnover rate will not exceed 50%. However, this rate should not be construed as a limiting factor and the portfolio turnover rate may exceed 50% when the adviser deems changes appropriate.
   The annual portfolio turnover rate indicates changes in the Fund's portfolio. For instance, a rate of 100% would result if all the securities in the portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period. The Fund intends to limit turnover so that realized short-term gains on securities held for less than three months do not exceed 30% of adjusted gross income in order to derive the benefits of favorable tax treatment available to regulated investment companies under the Internal Revenue Code. Increased portfolio turnover necessarily results in correspondingly heavier brokerage costs which the Fund must pay and increased realized gains (or losses) to shareholders.

        The Fund is designed for investors with a long-term investment perspective (and not with a view to playing short-term swings in the market) who can accept the relatively high volatility in portfolio value and other risks entailed in seeking long-term growth through investment in the common stocks of small companies that management believes have growth potential. Investors should be aware that up to 100% of the Fund's portfolio may be invested in common stocks and other equity-type securities. To the extent that the Fund's portfolio is primarily invested in common stocks and other equity-type securities, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the objective of the Fund will be realized or that any income will be earned. Nor can there be assurance that the Fund's portfolio will not decline in value.

        Investments in small equity capitalization firms tend to be speculative and volatile and involve greater risks than are customarily associated with larger companies. Such companies may have limited product lines and markets, may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be either unavailable or unavailable on favorable terms. In addition, the securities of smaller companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

        With respect to investments in securities of foreign issuers, there is less publicly available information about foreign issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. There is also the possibility of expropriation, nationalization, confiscatory taxation, currency blockage or political or social instability which could affect investments in securities of foreign issuers. The Fund will limit its investments in securities of foreign issuers to those issuers organized under the laws of Canada and will limit its foreign investments to 10% or less of its assets. As a result, the adviser considers the foregoing risks to be minimal.

                        INVESTMENT RESTRICTIONS

        The Fund has adopted certain investment restrictions which are presented in the Statement of Additional Information and which, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares.
   As defined in the Investment Company Act of 1940, this means the lesser of
   (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

        Certain restrictions referred to in the foregoing paragraph are summarized below. Reference should be made to the Statement of Additional
   Information for a complete list of fundamental investment restrictions adopted by the Fund.

        The Fund will not:

        (1) purchase the securities of a company if, as a result (a) it would own more than 10% of the outstanding voting securities of any one company, (b) such holdings would amount to more than 5% of the Fund's total assets, or (c) more than 25% of its total assets would be concentrated in any one industry;

        (2) borrow money except from banks for temporary or emergency purposes and then only in amounts not exceeding 5% of the Fund's total assets valued at market;

        (3) pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken at cost;

        (4) invest in restricted, illiquid or other securities without readily available market quotations; and

        (5) purchase, sell or write options on portfolio securities or stock indexes, if as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund's net assets or (ii) the aggregate premiums paid for all such options held exceeds 5% of the Fund's net assets. The Fund, however, will not purchase, sell or write options unless otherwise disclosed in this prospectus.

                      MANAGEMENT OF THE FUND

   Directors

        The Fund's Board of Directors has overall responsibility for the business and affairs of the Fund in accordance with the laws of Maryland governing the responsibilities of directors. The Statement of Additional
   Information lists the Fund's directors and officers and provides certain information about them.

   Investment Adviser

        The Fund has entered into an Investment Advisory Agreement ("Advisory
   Agreement") with Perritt Capital Management, Inc., 120 S. Riverside Plaza,
   Suite 1745, Chicago, Illinois 60606 (the "Adviser"). The Adviser was incorporated as an Illinois corporation on July 8, 1987 and is a wholly owned subsidiary of Investment Information Services, Inc. ("IIS"). IIS was organized in 1983 and is primarily in the business of the publication of The Mutual Fund Letter (a monthly mutual fund advisory newsletter).
   The Adviser is registered as an investment adviser under the Investment
   Advisers Act of 1940. Essentially, the same staff of financial analysts that has been actively involved in research for the newsletter published by IIS uses its experience in selecting small equity capitalization stocks for the benefit of the Fund and its shareholders. Gerald W. Perritt, President and Chairman of IIS, is also President of the Adviser. Dr.
   Perritt, President and Treasurer of the Fund, has been the principal portfolio adviser of the Fund since its inception and has authored several books on investing including "Small Stocks, Big Profits," a book which discusses the benefits of investing in small firm stocks. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University, Ball State University and De Paul
   University in Chicago. Since its inception, the Adviser's principal business has been providing continuous investment supervision for individuals and institutional accounts such as the Fund.

        The Advisory Agreement provides that the Adviser shall manage the Fund's investments and shall determine the Fund's portfolio transactions and shall be responsible for overall management of the Fund's business affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.7% of the average daily net asset value of the Fund unless partially or completely waived by the Adviser.
   See "Determination of Net Asset Value." The Advisory Agreement also provides that the Adviser will waive its management fee to the extent that total operating expenses exceed 2.0% of the Fund's average net assets.

        The Fund bears all expenses of its operation other than those incurred by the Adviser. The Fund's expenses include, but are not limited to, investment advisory fees, custodian fees and expenses, legal, pricing, accounting and auditing fees, brokerage fees, expenses of preparing prospectuses and shareholder reports for existing shareholders and registration fees and expenses. For the year ended October 31, 1997, expenses were 1.52% of the Fund's average net assets.

   Custodian, Transfer Agent and Dividend Disbursing Agent

        Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201 acts as custodian of all cash and securities of the Fund. Firstar Trust
   Company also acts as transfer agent and dividend disbursing agent and accountant for the Fund.

                   DETERMINATION OF NET ASSET VALUE

        The net asset value per share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New
   York Time) on days on which the Exchange is open for business except that the net asset value may not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption.
   The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.

        Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean between the then current closing bid and asked prices. Each over-the-counter security for which the last sale price on the day of valuation is available from the Nasdaq Stock Market is valued at that price. All other over-the-counter securities for which quotations are available are valued at the mean between the then current closing bid and asked prices. Other assets and securities are valued at a fair value determined in good faith by the Board of Directors. High quality debt securities having maturities of less than 60 days will be valued by the amortized cost method.

                       HOW TO PURCHASE SHARES

   Purchases by Mail

        Shares of the Fund may be purchased directly from the Fund by sending a properly completed Share Purchase Application to the Fund c/o Firstar
   Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. An application is included on the back flap of this prospectus. To purchase shares by overnight or express mail, please use the following address: Perritt
   MicroCap Opportunities Fund, c/o Firstar Trust Company, Mutual Fund
   Service, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202. To make additional purchases, enclose a check payable to the Fund, together with either the additional investment form attached to your account statement or a letter indicating your account number, and send the foregoing to the Fund. The offering price for the Fund's shares is equal to the net asset value per share (derived in the manner described under "Determination of Net Asset Value") as computed at the close of the New
   York Stock Exchange on the day that the purchase order is received in proper form. Orders received by a Fund after the close of the New York
   Stock Exchange will be confirmed at the net asset value determined at the close of the New York Stock Exchange on the next business day. All purchases must be made in U.S. dollars, and checks must be drawn on U.S.
   banks.  No cash will be accepted.

   Purchases Through Financial Service Agents

        If you are investing through a Financial Service Agent, such as Charles Schwab & Co., Inc., Waterhouse Securities or Jack White & Co., please refer to their program materials for any additional special provisions or conditions that may be different from those described in this prospectus. Financial Service Agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this prospectus.

        If you place an order for Fund shares through a Financial Service
   Agent, in accordance with such Financial Service Agent's procedures and such Financial Service Agent then transmits your order to the Transfer
   Agent before 4:00 p.m. New York time on that day, then your purchase will be processed at the net asset value calculated at 4:00 p.m. New York time on that day. The Financial Service Agent must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of the order.

   Purchases by wire

        Shares may also be purchased by wire by instructing your bank to wire
   Federal funds (monies of member banks within the Federal Reserve System) to the Fund's custodian bank. If a new account is opened by wire transfer, Firstar Trust Company, the Fund's custodian, must first be notified and the shareholder must furnish his/her social security or other tax identification number. The Fund will not be responsible for the consequences of delays resulting from the banking or Federal Reserve wire systems. A follow-up application should be sent for all new accounts opened by wire transfer. Please note that there is a $12 wire transfer fee. Your bank must include in its wire the full name(s) in which the account is registered and the Fund account number and should address its wire as follows:

   Firstar Bank, Milwaukee, N.A.
   ABA #0750-00022
   Account #112950027
   For further credit to Perritt MicroCap Opportunities Fund, Inc.

   Shareholder name:__________________________________________
   Shareholder account number:________________________________

   General Information for all Purchases

        An initial purchase of shares of the Fund must be at least $1,000, and subsequent purchases must be made in amounts of $50 or more. An initial purchase of shares under the Uniform Gift to Minors Act, individual retirement accounts or tax deferred retirement plans must be at least $250. The minimums for subsequent purchases do not apply to shares purchased pursuant to the reinvestment of income dividends and capital gain distributions and shares purchased pursuant to the automatic investment plan. The minimums may be changed at any time. Shareholders will be given at least thirty days notice of any increase in the minimums.

        All orders to purchase shares are subject to the Fund's acceptance and are not binding until so accepted. All orders to purchase shares that are accepted will be processed at the net asset value next determined after receipt of the purchase order as provided herein regardless of the date of acceptance. At its discretion, the Fund may accept telephone orders from securities dealers. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interests of existing shareholders. Investments (and redemptions) may be made in the Fund through broker-dealers and others who may charge a commission or other fee for their services. A $20 service fee will be charged when a check is returned because of insufficient or uncollected funds or when payment is stopped. You will also be responsible for any losses suffered by the Fund as a result. If a new account is opened and the check is returned for insufficient or uncollected funds, the Adviser is responsible for the $20 NSF fee.

        Firstar Trust Company may also accept orders from certain qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis.
   A broker-dealer which effects such a purchase for an investor may charge the investor a reasonable service fee, no part of which will be paid to the Fund or the Adviser.

        The Adviser may make payments out of its own resources to dealers and other persons who distribute shares of the Fund.

                     HOW TO REDEEM SHARES

        Shareholders of the Fund may request redemption of their shares at any time as provided herein. The redemption price shall be equal to the net asset value next determined after receipt by the Fund's transfer agent of a request for redemption submitted in proper form. See "Determination of Net Asset Value." The value of the shares on redemption may be more or less than their original cost, depending upon the then-current market value of the Fund's investments. There is no liquidation charge when shares are redeemed, nor is one contemplated, although the Board of Directors is authorized to establish such a charge (not over 1% of the net asset value of the shares redeemed). Should such a charge ever be established, shareholders will be given written notice and a reasonable period (at least 30 days) within which to redeem without charge.

        Shares may be redeemed by submitting a written request for redemption to the Fund, c/o the Fund's transfer agent, Firstar Trust Company, P.O.
   Box 701, Milwaukee, Wisconsin 53201.  A written redemption request to
   Firstar Trust Company (the "Transfer Agent") must specify (i) the name of the Fund, (ii) the dollar amount or specific number of shares to be redeemed, and (iii) the shareholder's name and account number. The redemption request must be signed by each registered owner exactly as the shares are registered. A redemption request must be signature guaranteed if it is submitted within 15 days of an address change.

        If a redemption request is inadvertently sent to the Fund, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company.
   Requests for redemption by telephone or telegram and requests that are subject to any special conditions or that specify an effective date or other than as provided herein cannot be honored.

        For accounts registered in the name of corporations or associations, the redemption request must include a corporate resolution certified by a duly authorized officer of the corporation or association, with such officer's signature guaranteed. For accounts registered in the name of a trust, the redemption request must be signed by each trustee, with each signature guaranteed. If a trustee's name is not registered on the account, a trust document certified within 60 days prior to the redemption request must also be submitted. A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form of redemption requests should be directed to the Transfer Agent at 800-332-3133.

        If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request, with all signatures guaranteed. Where the shares to be redeemed are NOT represented by certificates, and except as provided above, signature guarantees are required only for (1) redemptions involving more than $10,000; or (2) redemptions whereby the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or the proceeds are to be sent to an address other than the address of record. In addition, a redemption request received within 15 days of an address change must be accompanied by a signature guarantee. The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. The Transfer Agent reserves the right to reject the signature guarantee of an institution if such rejection would be in the best interests of the Fund and its shareholders.
   Notwithstanding the above, signature guarantees will be required where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

        The proceeds of redemptions will ordinarily be mailed within two business days after receipt of a properly completed redemption request, but no later than the seventh day after a receipt of a redemption request in proper form, except as indicated below. It is mandatory that the Fund redeem shares upon the proper request of a shareholder. When shares are purchased by check, the Fund reserves the right to delay redemption of shares until it is satisfied that the investor's check used to purchase shares has cleared. Local checks generally are collected in three business days and non-local checks in seven business days, although collection may take longer in certain circumstances. Shareholders may avoid potential delays when redeeming shares soon after purchase by wiring funds as provided herein. The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. A shareholder's account may be terminated by the Fund if, at the time of any transfer or redemption of shares of the Fund in the account, the value of the remaining shares in the account at the current offering price falls below $500. The Fund will notify a shareholder of its intention to terminate the account and provide the shareholder with not less than thirty days to make additional investments. Requests for transfers of shares of the Fund from or between broker-dealer street name accounts must be made by the broker-dealer. A shareholder should contact the broker in whose account the shares are held if he/she wants to transfer these shares.

        Redemption requests from shareholders in an individual retirement account or defined contribution retirement plan must include instructions regarding federal income tax withholding. Redemption requests not indicating an election not to have federal income tax withheld will be subject to withholding. Questions regarding redemptions and the procedures that must be followed should be directed to the transfer agent, Firstar Trust Company (1-800-332-3133).

                        SHAREHOLDER PLANS

   Automatic Investment Plan

        The Fund offers an Automatic Investment Plan, which may be established at any time, pursuant to which shareholders may automatically make purchases of shares of the Fund on a regular, convenient basis.
   There is a $50 minimum per transaction, and there is no service fee charged. Under the Automatic Investment Plan, shareholders' banks or other financial institutions debit preauthorized amounts each month from their checking accounts and apply such amounts to the purchase of shares of the Fund.

   Dividend Reinvestment Plan

        Unless a shareholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The
   Fund acts as the shareholder's agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.

   Systematic Withdrawal Plan

        To accommodate the current cash needs of investors, the Fund offers a Systematic Withdrawal Plan pursuant to which a shareholder who owns Fund shares worth at least $10,000 at current net asset value may provide that a fixed sum ($200 minimum per payment) will be distributed to him/her at regular intervals. If requested, these distributions may be automatically moved from the investor's Fund account to the investor's bank account via
   Electronic Funds Transfer, at a cost of $0.50. In electing to participate in the Systematic Withdrawal Plan, investors should realize that within any given period the appreciation of their investment in the Fund may not be as great as the amount withdrawn. Additional information regarding this service is available from the Fund.

        Payments will be made out of the proceeds of redemptions of shares made on the chosen business day of each month or, if that day is a holiday, on the following business day. Establishment of a Systematic
   Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on the shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his/her account at any time. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address by notifying the Fund in writing.

    Additional information regarding this service, including applications to establish the Automatic Investment Plan, are available from the Fund.

   Individual Retirement Accounts

        Individual shareholders may establish their own tax-sheltered
   Individual Retirement Accounts ("IRA").  The Fund offers three types of
   IRAs that can be adopted by executing the appropriate Internal Revenue
   Service ("IRS") Form. The IRAs offered by the Fund are a traditional IRA, a Roth IRA (sometimes known as American Dream IRA) and Education IRA.
   Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS.

   Simplified Employee Pension Plan ("SEP/IRA")

        The Fund also offers a prototype simplified employee pension (SEP) plan for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant 15% of compensation
   (disregarding for this purpose compensation in excess of $160,000, subject to periodic adjustment for cost of living increases). Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.

   SIMPLE IRA

        An IRA may also be used in connection with a SIMPLE PLAN established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a traditional IRA, subject to certain exceptions.

   Defined Contribution Retirement Plan

        A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 25% of earned income.

        The defined contribution plan also contains a cash or deferred arrangement which the employer may adopt. The cash or deferred arrangement is intended to satisfy the requirements of Section 401(k) of the Internal Revenue Code and allows eligible employees to reduce their compensation and have such amount contributed to the plan on their behalf.
   An employer may also make matching contributions on behalf of participating employees.

        Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences.

        A description of applicable acceptance, maintenance, and other service fees and certain limitations on contributions and withdrawals, as well as application forms for the foregoing retirement plans, are available from the Fund upon request. Firstar Trust Company serves as custodian for these plans and provides certain services. For such services, the following fees (which are subject to change) are charged against the accounts of participants: $12.50 annual maintenance fee; $15 for transferring to a successor trustee; $15 for distribution to participant; $12.00 for outgoing federal wire transfers; and $15 for refunding any contribution in excess of the deductible limit.

                       DISTRIBUTIONS AND TAXES

   Distributions

        Dividends from the Fund's net investment income as well as distributions designated as capital gains will ordinarily be declared and paid annually in such a manner as to avoid paying income tax on the Fund's net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. Such distributions and dividends will typically be made in December. As current income is not an objective of the Fund, the amount of dividends will likely be small. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

   Taxes

        The Fund will endeavor to qualify annually as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended, and accordingly, it will be necessary for the Fund to distribute substantially all of the income of the Fund (exclusive of capital gains) earned during the year. If the Fund so qualifies, the Fund will not be subject to Federal income tax to the extent its income is distributed to shareholders.

        For Federal income tax purposes, dividends paid by the Fund and distributions from short-term capital gains, whether received in cash or reinvested in additional shares, are taxable to shareholders as ordinary income. Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains, regardless of the length of time you have owned shares in the Fund. The distributions are taxable whether you receive them in cash or in additional shares. If you are not required to pay tax on your income, you will not be required to pay
   Federal income taxes on the amounts distributed to you. Dividends and capital gain distributions declared in December and paid the following
   January will be taxable in the year they are declared.

        The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his/her social security or other tax identification number ("TIN") and certify under penalty of perjury that such number is correct and that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Share Purchase
   Application and should be completed when the account is established.

        If you do not have a tax identification number, you should indicate on the application form whether a number has been applied for. The Fund may be required to backup withhold if a certified TIN is not delivered to the Fund within 7 days.

        Distributions by the Fund may subject an investor to state and local taxes on the distributions, depending on the laws of a shareholder's home state and locality. Because this section is not intended to be a full discussion of present or proposed Federal income tax law and its effect on shareholders, shareholders are urged to consult their own tax adviser.

                           CAPITAL STOCK

        The Fund is a corporation organized under the laws of the State of Maryland and was incorporated on August 24, 1987. The Fund has 20,000,000 shares of authorized capital stock, $.01 par value per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Shareholders are entitled to redeem shares as set forth under "How to Redeem Shares."

        Certificates for shares held in an investor's account will be issued only upon written request, but the investor will be the record owner of all shares in his account with full shareholder rights.

                     SHAREHOLDER REPORTS AND MEETINGS

        The Fund will provide to shareholders a semiannual statement of their account. Shareholders will also receive monthly financial information including a semi-annual report showing the Fund's portfolio and other information and an annual report containing audited financial statements for the Fund. Shareholders will receive a confirmation after each transaction. Any inquiries concerning the Fund may be made by telephone toll-free 1-800-332-3133, or by writing to the Fund at 120 S. Riverside
   Plaza, Suite 1745, Chicago, Illinois 60606.

        The Maryland Statutes permit registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its By-Laws and does not anticipate holding annual meetings of shareholders for the election of directors unless otherwise required by the Investment Company Act of 1940. The Fund also has adopted provisions in its By-Laws for the removal of directors by the shareholders.


                        PERFORMANCE INFORMATION

        From time to time, in advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds including funds with similar investment objectives and to other relevant indices published by recognized mutual fund statistical rating services or publications of general interest such as "Forbes" or "Money". For example, the Fund may compare its performance to that of other growth or aggressive growth mutual funds and to the mutual fund industry as a whole
   (excluding money market funds), as compiled by Lipper Analytical Services, Inc. In addition, the Fund may compare its performance to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average.
   The Fund may also compare its performance to the AMEX Market Value Index and the Nasdaq Composite Index. Performance comparisons should not be considered as representative of the future performance of the Fund.

        The Fund may cite its performance in the form of a total return over specified periods. The Fund's total return for any specified period of time is calculated by assuming the purchase of shares of the Fund at the offering price at the beginning of the period. Each dividend or other distribution paid by the Fund during the period is assumed to have been reinvested in additional shares of the Fund at net asset value on the reinvestment date. The number of shares thereby accumulated are valued at the end of the period.

        The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

        The Fund may also cite its performance in the form of an average annualized compounded return for a specified period of time. The average annual compounded return for the Fund is the return which, if applied to an initial investment and compounded over the given period, would result in the value of the investment at the end of the period.

        Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Investors' principal in the Fund and its return are not guaranteed and will fluctuate according to market conditions. When redeemed, shares may be worth more or less than their original cost.


                       PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                         SHARE PURCHASE APPLICATION

   Mail to:                                        Minimum Investments:
        Perritt MicroCap Opportunities Fund          Initial:      $1,000
        c/o Firstar Trust Company                    Subsequent:  $ 50
        P.O. Box 701
        Milwaukee, WI 53201-0701


   #1...Registration of Shares

        ____________________________________________________________
        Owner (Individual, Corporation, Trustee or Custodian)

        ____________________________      __________________________
        Social Security Number            Phone Number

        ____________________________________________________________
        Joint Owner

        ____________________________________________________________
        Address

        ____________________________________________________________
        City                       State                       Zip

   If more than one owner is listed above, then shares will be registered as joint tenants with rights of survivorship and not as tenants in common, unless otherwise instructed. UGMA accounts please list the custodian as owner, the minor as joint owner; put the minor's Social Security Number in the space above.


   #2...Investment Information

   This Investment represents an:

   ___ Initial Purchase payable to: Perritt MicroCap Opportunities Fund
   $____

   ___ Investment wired to Account #: __________________________ $____


   #3...Dividend Option

   All income dividends and capital gains distributions will be reinvested in additional shares as stated in the prospectus unless the item below is checked.

   ___ Please pay all income dividends and capital gains distributions in cash.

   I(We) understand that certificates for shares purchased (either initial or reinvested) will be issued only upon request.

   #4...Automatic Investment Plan

   Please start my Automatic Investment Plan as described in the prospectus beginning: Month______ Year______. I hereby instruct Firstar Trust
   Company, Transfer Agent for Perritt MicroCap Opportunities Fund, to automatically transfer $________ (minimum $50) directly from my checking, Now, or savings account named below on the ______(st/th/rd) of each month or the first business day thereafter. I understand that I will be assessed a $20 fee if the automatic purchase cannot be made due to insufficient fund, stop payment, or any other reason.

   Names(s) on Bank Account______________________________________________

   Bank Name______________________________________________________________

   Bank Address___________________________________________________________

   Account Number_________________________________________________________

   Signature of Bank Account Owner________________________________________

   Signature of Joint Owner_______________________________________________


   #5...Systematic Withdrawals

   I would like to withdraw from Perritt MicroCap Opportunities Fund
   $________
   ($200 minimum) as follows:

   ______  I would like to have payments made to me on or about the ______
   day of each month (circle ALL)  OR  the months that I have circled -- Jan
   Feb   Mar  Apr   May   June   July   Aug   Sept   Oct   Nov   Dec

   ______ I would like to have payments automatically deposited to may bank account. Complete bank account information below. (A check will be mailed to the above address if this box is not checked.) To ensure proper crediting of your bank account, please attach a voided check or deposit slip.

   Name(s) on Bank Account______________________________________________

   Bank Name____________________________________________________________

   Bank Address_________________________________________________________

   Account Number_______________________________________________________

   #6...Signature and Certification by the Internal Revenue Service

        I (We), the undersigned, have received a copy of the current prospectus of the Perritt MicroCap Opportunities Fund and are purchasing fund shares in accordance with its provisions. I (We) further certify that the undersigned is of legal age and has full legal capacity to make this purchase. The purchase price shall be the net asset value next determined following receipt of the application by the Fund, if the application is accepted. This application cannot be processed unless accompanied by payment.

             Under the penalty of perjury, I (we) certify that (1) the Social
   Security Number or Taxpayer Identification Number shown on this form is my
   (our) correct Taxpayer Identification Number, and (2) I am (we are) not subject to backup withholding either because I (we) have not been notified by the Internal Revenue Service (IRS) that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or that IRS has not notified me (us) that I am (we are) no longer subject to backup withholding. The IRS does not require your consent to any of this provision of the document other than the certifications required to avoid backup withholding.


        _________________________________  __________________
        Signature of Owner                                    Date

        _________________________________  __________________
        Signature of Joint Owner (if any)                     Date


   Investment Adviser

        Perritt Capital Management, Inc.
        120 S. Riverside Plaza
        Suite 1745
        Chicago, IL 60606
        (312) 669-1650

   Officers of the Fund

        Gerald W. Perritt - President/Treasurer
        Michael J. Corbett - Vice President
        Allison B. Hearst - Secretary

   Directors of the Fund

        David Maglich
        Gerald W. Perritt
        Diane C. Click

   Custodian, Transfer Agent and Dividend Disbursing Agent

        Firstar Trust Company
        Mutual Fund Services-Third Floor
        P.O. Box 701
        Milwaukee, WI 53201-0701
        1-800-332-3133

   Independent Accountants

        Checkers, Simon & Rosner LLP
        One South Wacker Drive
        Chicago, IL 60606

   Legal Counsel

        Foley & Lardner
        777 East Wisconsin Avenue
        Milwaukee, WI 53202



                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 28, 1998



                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                            120 South Riverside Plaza
                                   Suite 1745
                            Chicago, Illinois  60606
                            Toll Free: (800) 332-3133



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Perritt MicroCap Opportunities Fund, Inc., dated February 28, 1998 and any supplement thereto. A copy of the Prospectus may be obtained without charge from Perritt MicroCap Opportunities Fund, Inc. at the address and telephone number set forth above.


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt MicroCap Opportunities Fund, Inc.


                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                                TABLE OF CONTENTS
                                                                         Page

   INVESTMENT OBJECTIVE  . . . . . . . . . . . . . . . . . . . . . . . .    3

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .    3

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .    4

   RETIREMENT PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . .    6
             Individual Retirement Accounts  . . . . . . . . . . . . . .    6
             Simplified Employee Pension Plan  . . . . . . . . . . . . .    7
             SIMPLE IRA  . . . . . . . . . . . . . . . . . . . . . . . .    7
             Defined Contribution Plans  . . . . . . . . . . . . . . . .    8

   OTHER SHAREHOLDER PLANS . . . . . . . . . . . . . . . . . . . . . . .    8
             Automatic Investment Plan . . . . . . . . . . . . . . . . .    8
             Dividend Reinvestment Plan  . . . . . . . . . . . . . . . .    9
             Systematic Withdrawal Plan  . . . . . . . . . . . . . . . .    9

   DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . .    9

   PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . .   11

   INVESTMENT ADVISER  . . . . . . . . . . . . . . . . . . . . . . . . .   12

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .   13

   CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . .   15

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . .   16

   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .   17

   INDEPENDENT PUBLIC ACCOUNTANTS  . . . . . . . . . . . . . . . . . . .   18

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   18

   INVESTMENT OBJECTIVE




                  The Fund's investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies. The Fund will, under normal market conditions, invest at least 80% of its assets in common stocks, securities convertible into common stocks and other equity-type securities of firms whose equity market value at the time of purchase is less than $300 million. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not intend to invest in any security which, at the time of purchase, is not readily marketable. The Fund may, for temporary defensive purposes, invest greater than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies."


                            INVESTMENT CONSIDERATIONS

                  Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt
   Capital Management, Inc., the Fund's investment adviser ("Adviser"), rapidly growing, an investment in the Fund is subject to greater risks than those involved with funds that invest in larger companies.

                  Investments in relatively small companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur.
   Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

                  Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Fund may assume positions in securities with limited trading markets which are subject to wide price fluctuations. Therefore, the current net asset value of the Fund may fluctuate significantly.
   Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.


                             INVESTMENT RESTRICTIONS

                  In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:

                  (i)  67% of the Fund's shares present or
             represented at a meeting of shareholders at which the holders of more than 50% of such shares are present or represented; or

                  (ii) more than 50% of the outstanding shares of
             the Fund.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

                  The Fund may not:

                  1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the United
             States Government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding securities of any class or more than 10% of the outstanding voting securities of any one issuer.

                  2. Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

                  3. Purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1-2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

                  4. Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of a Fund's net assets at the time the borrowing is incurred.

                  5. Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs.

                  6.   Act as an underwriter of securities or
             participate on a joint or joint and several basis in any trading account in any securities.

                  7. Invest in companies for the primary purpose of acquiring control or management thereof.

                  8. Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities
             (except short sales against the box).

                  9. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken as cost.

                  10. Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

                  11. Invest in restricted securities or illiquid or other securities without readily available market quotations, including repurchase agreements.

                  12. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities.

                  13. Engage in the purchase and sale of put and call options on portfolio securities or stock indexes except that the Fund may, subject to the restrictions in Item 14 below, (i) write covered call options and purchase covered put options on securities with respect to all of its portfolio securities; (ii) purchase stock index put options for hedging purposes;
             and (iii) enter into closing transactions with respect to such options.

                  14. Purchase, sell or write options on portfolio securities or stock indexes if, as a result thereof,
             (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund's net assets; or (ii) the aggregate premiums paid for all options held exceeds 5% of the Fund's net assets.

                  15. Purchase securities of any company having less than three years continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets.

                  16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchange, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.




                                RETIREMENT PLANS

                  Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans. Initial purchase payments in connection with tax-deferred retirement plans must be $250. It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

   Individual Retirement Accounts

                  Individual shareholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The Fund offers three types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

                  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income.
   Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim
   (or was not eligible to claim) a deduction.  Distributions prior to age
   59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

                  Roth IRA.  In a Roth IRA (sometimes known as American Dream
   IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time
   (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

                  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income).
   Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

                  Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income
   (and possible penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education
   IRA.

                  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

   Simplified Employee Pension Plan

                  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1998 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

   SIMPLE IRA

                  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 1998 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees;
   (2) contributions must be made on behalf of all employees of the employer
   (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE
   IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA;
   and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.


   Defined Contribution Plans

                  A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 25% of earned income.

                  The defined contribution plan also contains a cash or deferred arrangement which the employer may adopt. The cash or deferred arrangement is intended to satisfy the requirements of Section 401(k) of the Internal Revenue Code and allows eligible employees to reduce their compensation and have such amount contributed to the plan on their behalf.
   An employer may also make matching contributions on behalf of participating employees.

                             OTHER SHAREHOLDER PLANS

   Automatic Investment Plan

                  An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment Plan, shareholders may automatically make purchases of shares of the Fund on a regular, convenient basis. A shareholder may elect to make automatic deposits on any date specified by the shareholder each month. There is a $50 minimum for each automatic transaction.

                  Under the Automatic Investment Plan, shareholders' banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to shareholders for participating in the Automatic
   Investment Plan.  An application to establish the Automatic Investment
   Plan may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan, without notice.

   Dividend Reinvestment Plan

                  As described under "SHAREHOLDER PLANS - Dividend
   Reinvestment Plan" in the Prospectus, all income dividends and capital gain distributions will be invested automatically in additional Fund shares, unless the Fund is otherwise notified in writing.

   Systematic Withdrawal Plan

                  A shareholder who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an Application which may be obtained from the Fund, create a Systematic Withdrawal Plan from which a fixed sum will be paid to him at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits his Fund shares with the Fund and appoints it as his agent to effect redemptions of Fund shares held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. Fund shares deposited by the investor in his account need not be endorsed or accompanied by a stock power if registered in the same name as his account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The investor's signature should be guaranteed by a bank or a member firm of a national stock exchange.


                  The minimum amount of a withdrawal payment is $200. These payments will be made out of the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on the fifth business day of each month or, if that day is a holiday, on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on the shares held in such Account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.


                  Withdrawal payments cannot be considered to be yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


                             DIRECTORS AND OFFICERS

                  The directors and officers of the Fund together with information as to their principal business occupations during the last five years and other information are shown below. The address of Dr.
   Perritt, Mr. Corbett and Ms. Hearst is 120 South Riverside Plaza,
   Suite 1745, Chicago, Illinois  60606.  The address of David S. Maglich is
   c/o Fergeson, Skipper et. al., 1515 Ringling Blvd., Suite 1000, Sarasota,
   Florida  34236.  The address of Dianne C. Click is 514 North Montana
   Avenue, Bozeman, Montana 59715. In the list below, the Fund's directors who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk(*). These directors are referred to as inside directors by virtue of their position as an officer and director of the Fund's investment adviser or their being a member of the immediate family of an affiliate of the Fund. Dr. Perritt and Mr. Maglich have served as directors since the Fund's inception. Ms.
   Dianne Click has served as a director since February 1995.

                  *Gerald W. Perritt, President, Treasurer and Director of the Fund


                  Dr. Perritt, age 56, has been President and a director of the Fund since its inception in August 1987. Dr. Perritt is also the President of Perritt Capital Management, Inc., the investment adviser to the Fund, and Chairman of Investment Information Services, Inc., a publisher of financial newsletters and other financial publications. Dr.
   Perritt founded Investment Information Services, Inc. in 1983. Prior thereto, he was Executive Director of the American Association of Individual Investors, a not-for-profit organization formed to educate the public about the financial and investment marketplace.


                  Michael J. Corbett, Vice President of the Fund

                  Mr. Corbett, age 33, has been a Vice President of the Fund since March 1991, Vice President of the Adviser since February 1997 and the Senior Securities Analyst of the Adviser since October 1989. He is currently working for his CFA (charter financial analyst), and has a Bachelor's of Science degree from DePaul University in Chicago, Illinois.
   Prior to October, 1989, Mr. Corbett worked in the Options Department at
   Charles Schwab & Co. and was a student at DePaul University in Chicago,
   Illinois, where he received a Bachelor of Science degree in finance.


                  Robert A. Laatz, Vice President of the Fund

                  Mr. Laatz, age 53, has been a Vice President of the Fund since November 1997, and an associate since May 1997. He holds a series 7, 63 and 24 license. Prior to May 1997, he was a financial and operations principal for J.B. Richards Securities Corp., a position he had held since July 1980. Mr. Laatz attended the University of Illinois,
   Urbana.


                  Allison B. Hearst, Secretary of the Fund

                  Ms. Hearst, age 35, has been the Fund's principal financial, accounting and compliance officer since April 1991. She is also Senior Accountant of Investment Information Services, Inc., a publisher of a mutual fund advisory newsletter, as well as for the Adviser. Ms. Hearst is currently studying for the CPA exam at Northwestern University, Chicago, Illinois. Prior to April 1991, Ms.
   Hearst was a student at the University of Colorado, Boulder, where she graduated Phi Beta Kappa.


                  David S. Maglich, Director

                  Mr. Maglich, age 41, has been a director of the Fund since its inception in August 1987. Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. and has been employed with such firm since April 1989. He holds a Bachelor's of Science degree from Florida
   State University and a law degree from Stetson College of Law.


                  Dianne Chaykin Click, Director

                  Ms. Click, age 35, has been the sole proprietor of The
   Marketing Arm., a direct mail marketing consulting firm to financial institutions, since 1990. She is also a realtor in Bozeman, Montana with the firm of Gallatin River Realty. She holds a Bachelor of Science degree in Marketing from the University of Miami, Florida.


                  The following table provides information concerning the compensation paid to directors of the Fund for the fiscal year ended
   October 31, 1997.




                                                        Pension or
                                   Aggregate       Retirement Benefits   Estimated Annual     Total Compensation from
                               Compensation from    Accrued as Part of     Benefits Upon     Fund and Fund Complex Paid
         Name of Person              Fund             Fund Expenses         Retirement              to Directors
    Dianne Chaykin Click              -0-                  -0-                  -0-                     -0-

    David S. Maglich                $1,000                 -0-                  -0-                    $1,000

    Gerald W. Perritt                 -0-                  -0-                  -0-                     -0-



                  As of January 31, 1998, all officers and directors of the Fund owned in the aggregate 4,396.768 shares of the Fund representing .44% of the Fund's then issued and outstanding shares.

                             PRINCIPAL SHAREHOLDERS

                  At January 31, 1998, John W. Galbraith, 360 Central Avenue, Suite 1300, St. Petersburg, Florida 33701, owned of record and beneficially 68,328 shares of the Fund or 7.2% of the then outstanding shares. Other than the foregoing, the Fund was not aware of any person who, as of January 31, 1998, owned of record or beneficially 5% or more of the shares of the Fund.


                               INVESTMENT ADVISER

                  Perritt Capital Management, Inc., 120 South Riverside Plaza, Suite 1745, Chicago, Illinois (the "Adviser"), currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated April 12, 1988 (the "Advisory Agreement"). The Adviser is a wholly owned subsidiary of Investment Information Services, Inc., an Illinois corporation ("IIS"). Dr. Gerald W. Perritt, President of the Adviser, owns 60% of the outstanding common stock of IIS and controls both IIS and the Adviser.


                  The Advisory Agreement is required to be approved annually by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities. In addition, in either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment. The Advisory Agreement was last approved by the shareholders of the Fund on June 2, 1990 and by the Board of Directors on November 22, 1997.

                  Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser, at its expense, places all orders for the purchase and sale of the Fund's portfolio securities.

                  Except for expenses assumed by the Adviser as set forth above, the Fund is responsible for all its other expenses including, without limitation, interest charges, taxes, brokerage commissions and similar expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, the expenses for printing and distribution costs of prospectuses and quarterly financial statements mailed to existing shareholders, charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and shareholder relations (including determination of net asset value), the cost of stock certificates and fees for directors who are not "interested persons" of the Adviser.

                  As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.70% of the average daily net asset value of the Fund. See "Determination of Net Asset Value" in the Prospectus. The Adviser received $44,174, $53,327 and $83,934 in management fees for fiscal years 1995, 1996 and 1997, respectively.


                  The Advisory Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale. If the states in which the Fund's common stock is qualified for sale impose no restrictions, the Adviser shall reimburse the Fund in the event the expenses and charges payable by the Fund in any fiscal year (as described above) exceed 2%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser's fee, subject to later adjustment month by month for the remainder of the Fund's fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, better prices may be available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

                  In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

                  Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

                  The Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

                  The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

                  The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


                  For the one year periods ended October 31, 1995, 1996 and 1997, the Fund paid brokerage commissions in the amounts of $25,319, $20,352 and $47,032, respectively.


                                    CUSTODIAN

                  Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Trust Company also acts as the Fund's transfer agent and dividend disbursing agent.


                        DETERMINATION OF NET ASSET VALUE

                  A more complete discussion of the Fund's determination of net asset value is contained in the Prospectus. The net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Fund does not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. If any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday. The New York Stock Exchange also may be closed on national days of mourning.

                                      TAXES

                  As set forth in the Prospectus under the caption "Distributions and Taxes," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund did so qualify for the year ended October 31, 1997.

                  A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gain on sale of securities when realized and distributed, actually or constructively, is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment though taxable as stated above.


                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940.

                  The Fund's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                  MISCELLANEOUS

                  A shareholder's account with the Fund may be terminated by the Fund on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $500. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.


                             PERFORMANCE INFORMATION

                  As described in the Prospectus under "Performance Information," the Fund may quote its performance in the form of an average annual compounded total return. The average annual return is computed by finding the average annual compounded rates of return over specified periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

                  P =       a hypothetical initial payment of $1000

                  T =       average annual total return

                  n =       number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the stated periods at the end of the stated periods.


   The Fund's average annual compounded returns for the one, three and five year periods ended October 31, 1997 and for the period April 11, 1988 (inception of the Fund) to October 31, 1997 were 30.95%, 26.50%, 17.74% and 10.94%, respectively. These figures are historical. An investor may have a gain or loss when his/her shares are sold.

                         INDEPENDENT PUBLIC ACCOUNTANTS

                  Checkers Simon & Rosner LLP, Chicago, Illinois, audited the Fund's financial statements for the fiscal year ended October 31, 1997 and have been selected as the Fund's accountants for fiscal year 1998.


                              FINANCIAL STATEMENTS

                  The following audited financial statements of the Fund and Report of Independent Accountants are incorporated by reference to the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, File No. 811-05308, as filed with the Securities and Exchange Commission on December 18, 1997:

                  (a)  Statement of Net Assets.

                  (b)  Statement of Changes in Net Assets.

                  (c)  Financial Highlights.

                  (d)  Statement of Operations.

                  (e)  Notes to Financial Statements.

                  (f)  Report of Independent Public Accountants.


                                OTHER INFORMATION

   Item 24.  Financial Statements and Exhibits

             (a) Audited Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Perritt MicroCap Opportunities Fund, Inc. Annual Report dated October 31, 1997 (File
   No. 811-05308) (as filed with the Securities and Exchange Commission on December 18, 1997) in Part B

                  Perritt MicroCap Opportunities Fund, Inc.

                       Statement of Net Assets.

                       Statement of Changes in Net Assets.

                       Financial Highlights.

                       Statement of Operations.

                       Notes to Financial Statements.

                       Report of Independent Public Accountants.

             (b)  Exhibits

             (1)       Registrant's Articles of Incorporation, as amended.

             (2)       Registrant's By-Laws, as amended.

             (3)       None

             (4)       Not Applicable.

             (5)       Investment Advisory Agreement.

             (6)       None

             (7)       None

             (8)       Custodian Agreement with Firstar Trust Company

             (9)       Shareholder Servicing Agent Agreement

            *(10) Opinion of Foley & Lardner, counsel for Registrant (incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

             (11) Consent dated February 23, 1998 of Checkers, Simon & Rosner LLP to the use of their report dated
                       December 18, 1997

             (12)      None

             (13)      Subscription Agreement of Gerald W. Perritt

             (14.1)    Prototype Defined Contribution Retirement Plan

             (14.2)    Individual Retirement Custodial Accounts

             (14.3)    SIMPLE IRA

             (14.4)    SEP/IRA

             (15)      None

             *(16) Statement of Calculation of Performance Figures (incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

             (17)      Financial Data Schedule

             (18)      None


   _______________

   *         Previously filed and incorporated herein by reference.


   Item 25.  Persons Controlled by or under Common Control with Registrant

                  Registrant neither controls any person nor is under common control with any other person.


   Item 26.  Number of Holders of Securities

                                                Number of Record Holders
                  Title of Class                 as of January 31, 1998

             Common Stock, $.01 par value                 1,191



   Item 27.  Indemnification

                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

                  Section 7.     Indemnification.

                  A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

                  B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

                  C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

                  E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

                  F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

                  G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

                  Incorporated by reference to the information contained under "MANAGEMENT OF THE FUND" in the Prospectus and under "DIRECTORS AND OFFICERS OF THE FUND" in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

                  Registrant has no principal underwriters.

   Item 30.  Location of Accounts and Records

                  All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Gerald W. Perritt, at Registrant's corporate offices, 120 S. Riverside Plaza, Suite 1745, Chicago, Illinois 60606.


   Item 31.  Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

                  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 ("Act"), the Registrant hereby represents that this Amended Registration Statement on Form N-1A meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Act and that Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 26th day of February, 1998.

                                           PERRITT MICROCAP OPPORTUNITIES
                                              FUND, INC.



                                           By:  /s/ Gerald W. Perritt
                                                Gerald W. Perritt
                                                President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

   Name                               Title          Date



   /s/ Gerald W. Perritt         Principal Executive
   Gerald W. Perritt             Officer and
                                 Director            February 26, 1998



   /s/ Allison B. Hearst         Principal Financial
   Allison B. Hearst             and Accounting
                                 Officer             February 26, 1998


   /s/ David S. Maglich          Director            February 23, 1998
   David S. Maglich



   /s/ Dianne C. Click           Director            February 20, 1998
   Dianne C. Click

                                  EXHIBIT INDEX

             Exhibit No.    Exhibit

             (1)       Registrant's Articles of Incorporation, as amended

             (2)       Registrant's By-Laws, as amended

             (3)       None

             (4)       Not applicable

             (5)       Investment Advisory Agreement

             (6)       None

             (7)       None

             (8) Custodian Agreement with First Wisconsin Trust Company (now known as Firstar Trust Company)

             (9)       Shareholder Servicing Agent Agreement

            *(10)      Opinion of Foley & Lardner, counsel for Registrant

             (11) Consent dated February 23, 1998 of Checkers, Simon & Rosner to the use of their report dated December 18, 1997

             (12)      None

             (13)      Subscription Agreement of Gerald W. Perritt

             (14.1)    Prototype Defined Contribution Retirement Plan

             (14.2)    Individual Retirement Custodial Accounts

             (14.3)    SIMPLE IRA

             (14.4)    SEP/IRA

             (15)      None

             *(16)     Statement of Calculation of Performance Figures

             (17)      Financial Data Schedule

             (18)      None

   _______________
   *         Previously filed and incorporated herein by reference.